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                                                                  EXHIBIT 23.5

                               CONSENT OF COUNSEL

         The consent of Anita Y. Wolman, Esq., is contained in that attorney's opinion to be filed supplementally as Exhibit 5.2 to this Registration Statement on Form S-4. I hereby consent to the use of my name under the caption LEGAL MATTERS in this Prospectus.

                                                   ANITA Y. WOLMAN, ESQ.

Los Angeles, California
Date: October 25, 1995